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                                                                   EXHIBIT 10.6a

                                  AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                       FIRST REFUSAL AND CO-SALE AGREEMENT


       THIS AMENDMENT TO THE SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT (this "Amendment") is made as of the 27th day of September 2000 and amends that certain Second Amended and Restated First Refusal and Co-Sale Agreement dated as of December 22, 1999 among the Company and the Investors and Founders listed on Schedule A (the "Agreement").

       WHEREAS, Section 6.4 of the Agreement provides that the Agreement may be amended only with the written consent of (i) Founders holding a majority of the Common Stock of the Company then held by all of the Founders, (ii) the Company and (iii) Investors holding sixty percent (60%) of the of the Common Stock issuable or issued upon conversion of the Preferred Stock of the Company then held by all Investors; and

       WHEREAS, the undersigned include (i) Founders holding a majority of the Common Stock of the Company then held by all of the Founders, (ii) the Company and (iii) Investors holding sixty percent (60%) of the of the Common Stock issuable or issued upon conversion of the Preferred Stock of the Company then held by all Investors; and

       WHEREAS, under Section 6.1 of the Agreement, the Agreement terminates immediately prior to the closing of a bona fide firm commitment underwritten public offering of the Company's Common Stock, the public offering price of which was not less than $7.60 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $30,000,000 gross proceed to the Company (before deducting underwriters' discounts, commissions and expenses); and

       WHEREAS, the undersigned and the Company desire to amend Section 6.1 of the Agreement to reduce the public offering price pursuant to which the Agreement shall terminate;

       NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby amend the Agreement, effective as of the date hereof, to amend Section 6.1 of the Agreement to replace "$7.60 (adjusted to reflect subsequent stock dividends, stock splits and recapitalizations)" with "$7.00 (without adjustment to reflect subsequent stock dividends, stock splits and recapitalizations)."



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       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   THE COMPANY:

                                   WEBRIDGE, INC.

                                   By:  GARY N. FIELLAND
                                      ------------------------------------------
                                        Gary N. Fielland
                                        Chief Executive Officer

                         Address:  1925 N.W. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   INVESTORS:

                                   MERITECH CAPITAL PARTNERS L.P.

                                   By:  Meritech Capital Associates L.L.C.
                                        its General Partner

                                   By:  Meritech Management Associates L.L.C.
                                        a managing member

                                   By:  MICHAEL B. GORDON
                                      ------------------------------------------
                                        Michael B. Gordon, a managing member


                                   MERITECH CAPITAL AFFILIATES L.P.

                                   By:  Meritech Capital Associates L.L.C.
                                        its General Partner

                                   By:  Meritech Management Associates L.L.C.
                                        a managing member

                                   By:  MICHAEL B. GORDON
                                      ------------------------------------------
                                        Michael B. Gordon, a managing member


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated First Refusal and Co-Sale Agreement



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                         Address:  90 Middlefield Road, Suite 201
                                   Menlo Park, CA  94025

                                   SEVIN ROSEN FUND V L.P.

                                   By:  SRB Associates V L.P.
                                        Its General Partner

                                   By:  JOHN V. JAGGERS
                                      ------------------------------------------
                                      (signature)

                                   Name: John V. Jaggers
                                        ----------------------------------------
                                   Title: General Partner

                                   SEVIN ROSEN V AFFILIATES FUND L.P.

                                   By:  SRB Associates V L.P.
                                        Its General Partner

                                   By:  JOHN V. JAGGERS
                                      ------------------------------------------
                                      (signature)

                                   Name: John V. Jaggers
                                        ----------------------------------------
                                   Title: General Partner


                                   SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

                                   By:  JOHN V. JAGGERS
                                      ------------------------------------------
                                      (signature)

                                   Name:  John V. Jaggers
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                         Address:  c/o The Sevin Rosen Funds
                                   13455 Noel Road, Suite 1670
                                   Dallas, Texas  75240


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated First Refusal and Co-Sale Agreement



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                                   OLYMPIC VENTURE PARTNERS IV, L.P.
                                   By:  OVMC IV, L.L.C., General Partner

                                   By:  GERARD H. LANGELER
                                      ------------------------------------------
                                      (signature)

                                   Name:  Gerard H. Langeler
                                        ----------------------------------------
                                   Title: Member

                         Address:  2420 Carillon Point
                                   Kirkland, Washington  98033

                                   OVP IV ENTREPRENEURS FUND, L.P.
                                   By:  OVMC IV, L.L.C., General Partner

                                   By:  GERARD H. LANGELER
                                      ------------------------------------------
                                      (signature)

                                   Name:  Gerard H. Langeler
                                        ----------------------------------------
                                   Title: Member

                         Address:  2420 Carillon Point
                                   Kirkland, Washington  98033
                                   KAUFMAN FAMILY LLC

                                   By:  HENRY KAUFMAN
                                      ------------------------------------------
                                   Name:  Henry Kaufman
                                        ----------------------------------------
                                   Title:  Member
                                         ---------------------------------------

                         Address:  660 Madison Avenue, 15th Floor
                                   New York, NY  10021

                                   INDIVIDUAL INVESTOR:

                                   GARY N. FIELLAND
                                   ---------------------------------------------
                                   Gary N. Fielland

                         Address:  11255 NW Ridge Road
                                   Portland, Oregon  97229

                                   INDIVIDUAL INVESTOR:


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated First Refusal and Co-Sale Agreement



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                                   WILLIAM W. LATTIN
                                   ---------------------------------------------
                                   William W. Lattin, as Trustee for The William and June Lattin Revocable Living Trust

                         Address: The William and June Lattin Revocable Living Trust
                                   10911 NW Quarry Road
                                   Portland, Oregon  97231

                                   INDIVIDUAL INVESTOR:

                                   GREGORY DARMOHRAY
                                   ---------------------------------------------
                                   Gregory Darmohray

                         Address:  8350 NW Ash
                                   Portland, OR  97229

                                   INDIVIDUAL INVESTOR:

                                   MARCIA HOOPER
                                   ---------------------------------------------
                                   Marcia Hooper

                         Address:  4 Claybrook Road
                                   Dover, MA  02030

                                   FOUNDER:

                                   GARY N. FIELLAND
                                   ---------------------------------------------
                                   Gary N. Fielland

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   MARK S. ANASTAS
                                   ---------------------------------------------
                                   Mark S. Anastas

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated First Refusal and Co-Sale Agreement



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                                   FOUNDER:

                                   GARY M. RAETZ
                                   ---------------------------------------------
                                   Gary M. Raetz

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   ARUN GARG
                                   ---------------------------------------------
                                   Arun Garg

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   JEFFREY J. BERKOWITZ
                                   ---------------------------------------------
                                   Jeffrey J. Berkowitz

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   JOSEPH A. HULL
                                   ---------------------------------------------
                                   Joseph A. Hull

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   GARY A. WHITNEY
                                   ---------------------------------------------
                                   Gary A. Whitney


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated First Refusal and Co-Sale Agreement



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                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   STEVEN A. SHAPIRO
                                   ---------------------------------------------
                                   Steven A. Shapiro

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   PETER J. BRAY
                                   ---------------------------------------------
                                   Peter J. Bray

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   LAURA M. FREEMAN
                                   ---------------------------------------------
                                   Laura M. Freeman

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006

                                   FOUNDER:

                                   STEVE P. PAQUIN
                                   ---------------------------------------------
                                   Steve P. Paquin

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated First Refusal and Co-Sale Agreement



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                                   FOUNDER:

                                   PHILLIP E. HOCHSTETLER
                                   ---------------------------------------------
                                   Phillip E. Hochstetler

                         Address:  c/o Webridge, Inc.
                                   1925 N. AmberGlen Parkway
                                   Beaverton, Oregon 97006


Signature Page to Webridge, Inc.
Amendment to Second Amended and Restated First Refusal and Co-Sale Agreement



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